AFL-CIO Housing Investment Trust
Highlights – 1st Quarter 2010

The AFL-CIO Housing Investment Trust (HIT) continued to outperform its benchmark, the Barclays Capital Aggregate Bond Index (Barclays Aggregate), for the first quarter of 2010.  For the quarter ended March 31, 2010, the HIT’s gross and net returns exceeded the benchmark by 42 basis points and 30 basis points, respectively.  As of March 31, 2010, the HIT also outperformed the Barclays Aggregate for the 3-, 5- and 10-year return periods as shown below.

Performance for periods ended March 31, 2010
(Returns for periods exceeding one year are annualized)

	Quarter	1 Year	3 Year	5 Year	10 Year
HIT Total Gross Rate of Return	2.20%	6.22%	6.71%	6.04%	6.92%
HIT Total Net Rate of Return	2.08%	5.77%	6.26%	5.61%	6.51%
Barclays Capital Aggregate Bond Index	1.78%	7.69%	6.14%	5.44%	6.29%

The performance data quoted represents past performance and is no guarantee of future results.  Investment results and principal value will fluctuate so that units in the HIT, when redeemed, may be worth more or less than their original cost.  The HIT's current performance may be lower or higher than the performance quoted.  Performance data current to the most recent month-end is available from the HIT's website at www.aflcio-hit.com.  Gross performance figures do not reflect the deduction of HIT expenses.  Net performance figures reflect the deduction of HIT expenses and are the performance figures investors experience in the HIT.  Information about HIT expenses can be found on page 6 of the HIT’s current prospectus.

The HIT’s prudent strategy of focusing on government-insured multifamily mortgage-backed securities (MBS) continues to generate competitive risk-adjusted returns while minimizing risk.  The HIT was able to outperform the benchmark in the first quarter even though the corporate bonds in the benchmark performed extremely well, and the HIT portfolio does not hold corporate bonds.

In a highly productive first quarter, the HIT committed $304 million for new construction-related multifamily investments.  These projects, with total development costs of $425 million, are expected to create more than 2,700 union construction jobs at a time when there is a critical need.  These investments and the large pipeline of projects under review should position the HIT well for remainder of 2010. Because construction-related mortgage securities have significantly higher relative yields than bonds of comparable duration and credit quality, the HIT’s ability to source these investments directly should bolster returns and provide a solid platform for continued success.

Positive contributions to the HIT’s performance in the first quarter relative to the Barclays Aggregate included:

•
Strong performance of the HIT’s agency multifamily mortgage-backed securities (MBS) portfolio as spreads1  tightened versus Treasuries.  Federal Housing Administration (FHA) project loans and Fannie Mae multifamily DUS spreads tightened during the quarter on strong interest from market players.  Project loan spreads tightened by approximately 63 basis points (bps) for construction/permanent loan certificates and 40 bps for permanent loan certificates relative to Treasuries. Fannie Mae DUS security spreads narrowed by 25 to 49 bps, depending on structure.

•	The HIT’s ongoing yield advantage over the benchmark.

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1 Spread is the difference in yield between Treasuries and comparable non-Treasury securities.

•
The HIT portfolio’s structural overweight to spread-based bonds as swap spreads tightened significantly across the yield curve. The 2-year swap spread tightened by approximately 10 bps while 10-year swap spreads tightened by 14.5 bps.

Negative contributions to the HIT’s performance included:

•	Corporate bonds’ strong performance. The sector posted the second highest excess returns of the major sectors in the Barclays Aggregate of 114 bps. The HIT does not hold corporate securities.

•
The HIT’s  overweight relative to the Barclays Aggregate in high credit quality investments and  underweight to the lowest credit quality sector (i.e. BBB-rated) of the investment grade universe, whose “excess returns” were the highest among the four credit ratings buckets (AAA, AA, A and BBB) of the benchmark.  Those returns were +56, +141, +134, and +205 bps, respectively.  Approximately 96% of the HIT portfolio is AAA-rated or carries a government or government-sponsored enterprise (GSE) guarantee.

•
The HIT’s underweight to private-label commercial MBS (CMBS) as this sector was the best performing in the Barclays Aggregate.  CMBS posted +795 basis points of excess return for the quarter driven by real money demand and outperformance of credit sectors.

First Quarter Bond Sector Performance

Sector	Absolute Return	Excess Return (bps)	Modified Adjusted Duration
U.S. Treasuries	+1.12%	+0	5.15
Agencies	+1.19%	+32	3.27
Single family agency MBS (RMBS)	+1.54%	+69	3.72
Corporates	+2.30%	+114	6.45
CMBS	+9.10%	+795	4.00
Asset-backed securities (ABS)	+2.22%	+133	3.20
Source: Bloomberg L.P.

Change in Treasury Yields

Maturity	12/31/09	3/31/10	Change
3 Month	0.048	0.150	0.1025
6 Month	0.186	0.231	0.0457
1 Year	0.435	0.379	-0.0561
2 Year	1.135	1.016	-0.1196
3 Year	1.676	1.571	-0.1058
5 Year	2.679	2.544	-0.1353
7 Year	3.384	3.275	-0.1088
10 Year	3.837	3.826	-0.0112
30 Year	4.641	4.713	0.0718
Source: Bloomberg L.P.

Investors should consider the HIT's investment objectives, risks, and charges and expenses carefully before investing.  This and other information is contained in the HIT's prospectus. To obtain a prospectus, call the HIT at 202-331-8055 or visit www.aflcio-hit.com. The prospectus should be read carefully before investing. The Barclays Aggregate is an unmanaged index and is not available for direct investment, although certain funds attempt to replicate this index. Returns for the Barclays Aggregate would be lower if they reflected the actual trading costs or expenses associated with management of an actual portfolio.

This document contains forecasts, estimates, opinions and other information that is subjective. Statements concerning economic, financial or market trends are based on current conditions, which will fluctuate. There is no guarantee that such statements will be applicable under all market conditions, especially during periods of downturn. It should not be considered as investment advice or a recommendation of any kind.

AFL-CIO Housing Investment Trust
Portfolio Data as of March 31, 2010

Net Assets = $3,695,245,047

Portfolio effective duration = 4.479 years

Portfolio average coupon = 4.971%

Portfolio current yield = 4.780%

Convexity = -0.122

Portfolio percentage in each of the following categories: 1

Agency Multifamily MBS	65.54%
Agency Single-Family MBS	25.26%
US Treasury/Agency Bonds	0.75%
AAA Private-Label CMBS	1.68%
Cash & Short-Term Securities	6.77%

Portfolio percentage in each of the following categories: 1

Mortgage-Backed Securities	25.26%
CMBS – Agency Multifamily*	63.09%
Federal Agency Notes	0.26%
U.S. Treasury Notes/Bonds	0.49%
State Housing Bonds	3.01%
Construction & Permanent Mortgages	1.12%
Cash & Short-Term Securities	6.77%

* Includes MF MBS (51.79%), AAA Private-Label CMBS (1.68%) and MF Construction MBS (9.62%).

Geographical distribution of long-term portfolio:2

West	4.32%
Midwest	14.82%
South	2.24%
East	23.23%
National mortgage pools	55.39%

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2 Percentages weighted by unfunded construction-related security purchase commitments
3 Excludes cash and short-term equivalents, U.S. Treasury and agency securities.

AFL-CIO Housing Investment Trust
Portfolio Data as of March 31, 2010 (continued)

Portfolio duration distribution, by percentage in each category: 3

Cash	6.77%	5-5.99 yrs	14.05%
0-0.99 yrs	11.14%	6-6.99 yrs	4.50%
1-1.99 yrs	8.19%	7-7.99 yrs	3.60%
2-2.99 yrs	17.27%	8-8.99 yrs	10.25%
3-3.99 yrs	13.05%	9-9.99 yrs	0.36%
4-4.99 yrs	7.82%	Over 10 yrs	3.01%

Maturity Distribution (based on stated maturity): 3

0 – 1 year	6.78%
1 – 2.99 years	2.00%
3 – 4.99 years	4.28%
5 – 6.99 years	3.19%
7 – 9.99 years	12.77%
10 – 19.99 years	10.92%
Greater than 20 years	60.06%

Quality Distribution: 3,4

Government or agency	93.77%
AAA	1.80%
AA	3.23%
A	1.20%

Bond sector distribution: 3,4

MBS	99.20%
Treasury	0.52%
Agency	0.28%

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3 Percentages weighted by unfunded construction-related security purchase commitments
4 Excludes cash and short-term equivalents